SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                         -----------------------

                                FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2003

                       FLORIDA ROCK INDUSTRIES, INC.
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          (Exact name of registrant as specified in its charter)



FLORIDA                  1-7159             59-0573002
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(State or other          (Commission        (I.R.S. Employer
jurisdiction             File Number)       Identification No.)
of incorporation)

155 East 21st Street                        32206
Jacksonville, Florida
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (904) 355-1781

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     (Former Name or Former Address, if Changed Since Last Report)

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                      CURRENT REPORT ON FORM 8-K

                     FLORIDA ROCK INDUSTRIES, INC.

                             July 22, 2003

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     99.1 Press Release dated July 22, 2003.

ITEM 9.   REGULATION FD DISCLOSURE

     On July 22, 2003, Florida Rock Industries, Inc. (the "Company") issued a press release announcing its 2003 third quarter earnings.
A copy of the press release is furnished as Exhibit 99.1.

     The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FLORIDA ROCK INDUSTRIES, INC.



Date:  July 22, 2003                By:  /s/ John D. Milton, Jr.
                                   ------------------------------

                                   John D. Milton, Jr.
                                   Executive Vice President,
				   Treasurer and Chief Financial Officer

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                            EXHIBIT INDEX

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Exhibit No.

99.1            Press Release dated July 22, 2003 issued by Florida
                Rock Industries, Inc.


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